Exhibit 99.1
NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — January 23, 2006

ANTICIPATED
CONTRACT
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	DAYRATE ($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (12)

Jackups (2)

# Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Ship Shoal 207	Apache	3/2006	*	Contract extended 90 days from 12/12/2005. Following current contract, rig scheduled to be down for +/- 40 days for inspection and refurbishments, then to Mexico for one-year modified bareboat contract with Pemex @ $140-142, which is expected to commence on +/- 5/29/2006.

# Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	South Timbalier 134	Chevron	2/2006	65-66	Following current contract, rig will be down for +/- 30 days for inspection and refurbishments, then to Mexico for a 488-day modified bareboat contract with Pemex @ $119-121.

Semisubmersibles (7)

# Noble Paul Romano******	Noble EVA 4000TM	1981/1998	6,000’	Green Canyon 518	Anadarko	6/2007	324-326	18-month contract extension with Anadarko from 1/1/2006 @ $324-326. Rig experienced damage to mooring equipment due to Hurricane Rita and was out of service until 11/30/2005. Loss of hire insurance in effect from date of incident @ $169-171 per day. Anticipate +/- seven days of downtime in 4Q 2006 for inspection.

# Noble Jim Thompson******	Noble EVA 4000TM	1984/1999	6,000’	Mississippi Canyon 935	Shell	12/2006	314-316	One-year contract extension with Shell from 1/1/2006 @ $314-316. Rig experienced damage to mooring system due to Hurricane Katrina and was out of service until 11/7/2005. Loss of hire insurance in effect from date of incident @ $174-176 per day.

# Noble Amos Runner******	Noble EVA 4000TM	1982/1999	6,600’	Green Canyon 765	Kerr-McGee	1/2007	196-198	Following expiration of previous contract with Kerr-McGee at $152-153, commenced another contract with Kerr-McGee on 1/9/2006 for one-year @ $196-198, then one year @ $329-331. Rig experienced damage to the mooring system due to Hurricane Rita and was out of service until 11/22/2005. Loss of hire insurance in effect from date of incident @ $152-153 per day.

# Noble Max Smith******	Noble EVA 4000TM	1980/1999	6,000’	Green Canyon 238	BHP	2/2006	154-155	Rig experienced damage to the mooring system, the starboard outboard column, crossover deck and main deck outboard of an anchor winch due to Hurricane Rita. Loss of hire insurance in effect from date of incident @ $154-155 per day. Hurricane damage repairs completed on 1/9/2006, then back to BHP to complete well for +/- 30 days @ $154-155. Then to Amerada Hess for +/- 90 days @ $154-155. Rig to then commence two-year contract with Amerada Hess @ $304-306, expected to commence on +/- 5/15/2006.

# Noble Lorris Bouzigard	IPF Pentagone	1975/2003	4,000’ **	St. Mablien 288	Forest	2/2006	134-136	Completed well for Mariner on 10/28/2005 @ $74-76, then completed first two wells of a four well contract with Mariner. The first well was @ $104-106 and the second @ $135-136. Then to Forest Oil for one well @ $134-136 (current well). Then back to Mariner for 2 wells @ $139-141. Rig then scheduled to enter shipyard for +/- 75 days on +/- 5/6/2006 for upgrade to 4,000’ water depth using aluminum alloy riser. Rig then to drill well for Walter O&G @ $129-131, followed by 15-month contract with Mariner @ $172-173. Rig experienced seven days of hurricane-related downtime in 10/2005 (no loss of hire insurance).

# Noble Therald Martin	IPF Pentagone	1977/2003	4,000’	Ewing Banks 602	Kerr-McGee	4/2006	104-106	Rig experienced damage to mooring system due to Hurricane Rita and was out of service from date of incident until 10/27/2005 (no loss of hire insurance). Then commenced two-well contract with Kerr-McGee @ $104-106, plus two option wells @ $119-121 that have been exercised. Received four-year commitment from Petrobras @ $113-115 plus a 15% performance bonus. The Petrobras contract will commence following completion of the rig’s work for Kerr-McGee and one month of shipyard mooring system upgrades. Cost of mobilization paid for by Petrobras, with the rig on a moving rate of $108-109 during mobilization (limited to 60 days). Petrobras has the right of early termination in year three and four upon payment by Petrobras of a lump sum cancellation penalty amount depending on the date of termination.

Noble Clyde Boudreaux******	F&G 9500 Enhanced Pacesetter	1987/1999	10,000’	MS — Signal shipyard	Shipyard			Two-year contract for Shell to commence after upgrade in 1Q 2007 @ $209-211.

Submersibles (3)

# Noble Joe Alford	Pace 85	1982/1997	85’-C	TX — Signal shipyard				Rig experienced damage to the support members below the hull due to Hurricane Rita (no loss of hire insurance), expected to be out of service until +/- 3/7/2006, with upgrades in drilling capacity and quarters to be performed while the rig is in the shipyard. Next to Arena/ADTI for +/- 75 days @ $46-48, plus one option well @ $69-71. Rig scheduled for +/- 30 days of downtime in 3Q 2006 for additional upgrades.

ANTICIPATED
CONTRACT
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	DAYRATE ($000)	COMMENTS

# Noble Lester Pettus	Pace 85	1982/1997	85’-C	Main Pass 19	Petsec	3/2006	54-56	In shipyard until 11/15/2005, then commenced four wells with Petsec for +/- 100 days @ $54-55. Then one-year contract with Century Exploration, with initial six months @ $58-59 and following six months @ $74-76. Rig scheduled for +/- 60 days of downtime in 3Q 2006 for upgrades in drilling capacity and quarters.

# Noble Fri Rodli	Transworld	1979/1998	70’-C	High Island 198	Mariner Energy	2/2006	55-56	Following completion of one well for Mariner @ $44-46, commenced one well for Mariner on 12/22/2005 for +/- 45 days @ $55-56. Then another well for Mariner @ $74-76 for +/- 90 days. Following Mariner work, commitment from EPL for +/- 100 days @ $74-76. Anticipate +/- seven days of downtime in 1Q 2006 and +/- three days of downtime in 4Q 2006.

(# ) Denotes change from previous report.

ANTICIPATED
CONTRACT
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	DAYRATE ($000)	COMMENTS

International (50)

Mexico Jackups (8)

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	5/2007	64-65

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	11/2006	66-68

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/2007	64-65

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	6/2007	64-65	Anticipate +/- 10 days of downtime in 1Q 2006 for spud can inspection.

# Noble Johnnie Hoffman	BakMar BMC 300 IC	1976/1993	300’-IC	Bay of Campeche	Pemex	7/2007	64-65	Anticipate +/- 10 days of downtime in 1Q 2006 for spud can inspection.

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/2007	70-71	Anticipate +/- eight days of downtime in 1Q 2006 for spud can inspection.

# Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	8/2006	39-40	Contract with Amerada Hess in Equatorial Guinea for +/- 20 months transferred to the Noble Carl Norberg.

Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	7/2007	74-76	Anticipate +/- eight days of downtime in 1Q 2006 for spud can inspection.

Brazil Semisubmersible (1)

Noble Paul Wolff	Noble EVA 4000TM	1981/1998	8,900’-DP	Shipyard	Petrobras			Rig off rate of $154-156 effective 10/12/2005 while in shipyard for +/- 150 days for periodic special survey. Dayrate increases $5,000 following shipyard project through 12/31/2006. Received a two-year contract extension with Petrobras through 12/31/2009 with a new dayrate of $209-211, plus a 15% performance bonus commencing upon upgrade of the unit to 10,000 foot water depth capability (estimated to be January 2007).

Brazil Drillships (3)

# Noble Leo Segerius	Gusto Engineering Pelican Class	1981/2002	5,900’-DP	Brazil	Petrobras	7/2008	137-139	Following work at $93-95, contract extended with Petrobras effective 1/1/2006 through 7/1/2008 @ $123-125, plus a 10% performance bonus. Anticipate +/- 105 days of downtime commencing +/- 11/1/2006 for survey and refurbishments.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,500’-DP	Brazil	Petrobras	2/2007	81-82	Received contract extension with Petrobras commencing 2/1/2007 through 2/1/2009 @ $119-121, plus a 15% performance bonus.

# Noble Roger Eason	Neddrill	1977/2004	7,200’-DP	Brazil	Petrobras	4/2007	96-97	Received contract extension with Petrobras from 4/13/2007 through 4/13/2010 @ $136-138, plus a 15% performance bonus.

(#) Denotes change from previous report.

ANTICIPATED
CONTRACT
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	DAYRATE ($000)	COMMENTS

North Sea Jackups (8)

# Noble Al White	CFEM T-2005 C	1982/1997	360’-IC	Netherlands	Wintershall	5/2006	89-91	Next to RWE for two wells for +/- 100 days each @ $124-126, plus option @ same rate for +/- 400 days.

Noble Byron Welliver	CFEM T-2005 C	1982	300’-IC	Denmark	Maersk	9/2006	73-75	One-year option @ $83-85.

# Noble Kolskaya	Gusto Engineering	1985/1997	330’-IC	Germany	Wintershall	12/2006	103-104	Completed contract for Wintershall @ $62-64 on 12/31/05, then commenced contract with Wintershall for 2006 @ $103-104.

Noble George Sauvageau	NAM	1981	250’-IC	Netherlands	Gaz de Franz	2/2006	97-98	Next to Shell for one year @ $105-107, plus six one-year options at mutually agreed rates.

# Noble Ronald Hoope	MSC/CJ46	1982	250’-IC	United Kingdom	Venture	1/2007	102-103	Completed contract with Venture @ $62-64 on 12/01/2005, then one well for Venture @ $102-103 through +/- 1/25/2006. Next to Gaz de Franz through 12/31/2006 @ $102-103.

Noble Piet van Ede	MSC/CJ46	1982	250’-IC	Netherlands	Gaz de Franz	1/2007	97-98
# Noble Lynda Bossler	MSC/CJ46	1982	250’-IC	Netherlands	Wintershall	5/2006	79-81	Commenced Wintershall contract on 10/7/2005 @ $79-81, then a +/- 80-day well @ $98-100, followed by firm work through 12/31/2006 @ $99-100. New contract with Wintershall for all of 2007 @ $142-143.

# Noble Julie Robertson	Baker Marine Europe Class	1981/2000	390’-IC***	United Kingdom	Gaz de Franz	2/2006	67-69	Contract with Gaz de Franz UK @ $67-69 effective 12/8/2005. Next to Eon for +/- 60 days at $67-69. Then to Venture for one well @ $109-110, then +/- 80 days @ $65-67, then nine months @ $109-110. Then one-year contract with Venture @ $164-166 until 4/2008.

North Sea Semisubmersible (1)

# Noble Ton van Langeveld	Offshore SCP III Mark 2	1979/2000	1,500’	United Kingdom	Maersk	4/2006	114-116	Commenced six-month extension @ $114-116 on 10/24/2005. Then another one-year extension @ $201-202. Then to Venture for one year @ $247-248. Anticipate +/- 20 days of downtime in 4Q 2006 for upgrades and inspection.

West Africa Jackups (6)

# Noble Tommy Craighead	F&G L-780 MOD II-IC	1982/1990	300’-IC	Nigeria	Addax	1/2007	107-109	Following previous contract rate of $47-49, Addax exercised option for one year from 1/17/2006 @ $107-109. Anticipate +/- five days of downtime in 1Q 2006 for spud can inspection and +/- seven days of downtime in 3Q 2006 for upgrades.

# Noble Percy Johns	F&G L-780 MOD II-IC	1981/1995	300’-IC	Nigeria	ExxonMobil	3/2006	50-52	ExxonMobil exercised option for one year effective +/- 3/26/2006 @ $117-118. Anticipate +/- 15 days of downtime in 1Q 2006 for spud can inspection and upgrades.

# Noble Roy Butler	F&G L-780 MOD II-IC	1982/1996	300’-IC****	Nigeria	Chevron	5/2006	51-53	Rig experienced 23 days of downtime in 4Q 2005 to replace top drive system.

Noble Ed Noble	MLT Class 82-SD-C	1984/1990	250’-IC	Nigeria	ExxonMobil	9/2006	46-48	Anticipate +/- five days of downtime in 2Q 2006 for spud can inspection.

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/2006	49-51	Rig experienced three days of downtime in 4Q 2005 for spud can inspection.

# Noble Don Walker	BakMar BMC 150 IC	1982/1992	150’-IC	Nigeria	Chevron	1/2006	67-69	Completed one-well contract for Peak Well Management in Benin @ $73-75 on 12/21/2005, then commenced Chevron work for +/- 40 days @ $67-69. Then one well (+/- 40 days) with Moni Pulo @ $60-62. Received LOI from Shell for one year @ $82-84 expected to commence +/- 2/2006. Anticipate +/- five days of downtime in 1Q 2006 for spud can inspection and +/- three days in 2Q 2006 for upgrades to BOP control system.
West Africa Semisubmersible (1)

# Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2000	6,000’	Nigeria	ExxonMobil	8/2006	128-131	ExxonMobil has options for eight additional wells from +/- 8/2006 @ $128-131, which would extend the contract through +/- 12/2007.

ANTICIPATED
CONTRACT
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	DAYRATE ($000)	COMMENTS

(# ) Denotes change from previous report.

ANTICIPATED
CONTRACT
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	DAYRATE ($000)	COMMENTS

Arabian Gulf Jackups (14)

# Noble Kenneth Delaney	F&G L-780 MOD II-IC	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	7/2006	50-51	Rig in the shipyard since 12/17/2005 through +/- 2/15/2006 for inspection and refurbishments.

# Noble George McLeod	F&G L-780 MOD II-IC	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	7/2006	50-51	Anticipate +/- 14 days of downtime for survey in 3Q 2006.

Noble Jimmy Puckett	F&G L-780 MOD II-IC	1982/2002	300’-IC	Qatar	Ras Gas	5/2007	55-57

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300’-IC	Qatar	Total	2/2006	50-52	Received two-year contract extension from Total @ $84-86 commencing 2/1/2006. Anticipate +/- 20 days of downtime in 1Q 2006 for upgrades and survey.

# Noble Gus Androes	Levingston Class 111-C	1982/1996	300’-IC	UAE (Abu Dhabi)	Total ABK	7/2006	67-69	Extension from Total ABK @ $67-69 through +/- 7/2006. Rig will be in the shipyard for scheduled surveys, maintenance and upgrades from +/- 8/15/2006 through +/- 11/1/2006.

# Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	QatarGas III	7/2006	50-52	Contract extended for one additional well to 7/2006. Anticipate +/- 60 days of downtime in 3Q 2006 for survey and upgrades.

# Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	250’-IC	Qatar	RasGas	7/2006	70-72	Commenced a minimum 192-day contract for Ras Gas @ $70-72 on 12/13/2005.

# Noble Roy Rhodes	MLT 116-C	1979	300’-IC****	UAE (Dubai)	DPC	1/2007	67-69	Contract with DPC @ $51-53 completed on 1/15/2006, then commenced one-year extension @ $67-69.

Noble Dhabi II	Baker Marine-150	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/2006	39-40	Anticipate 80 days of downtime in 2Q/3Q 2006 for upgrades and survey.

# Noble Gene House	Modec 300-C	1981/2004	300’-IC	Qatar	Dolphin Energy	3/2007	59-60	Anticipate +/- seven days of downtime in 2Q 2006 for survey.

# Noble Dick Favor	BakMar BMC 150 IC	1982/2005	150’-IC	UAE (Abu Dhabi)	Bunduq	2/2006	51-52	Received a two-well (+/- 90 days) contract from Anadarko and Wintershall in Qatar @ $59-61 following Bunduq contract.

Noble Cees van Diemen	Modec 300-C	1981/2004	300’-IC	Qatar	Ras Gas	11/2007	54-56

Noble David Tinsley	Modec 300-C	1981/2004	300’-IC	Qatar	Ras Gas	10/2006	54-56	Anticipate +/- 14 days of downtime in 4Q 2006 for survey.

# Noble Mark Burns	Levingston Class 111-C	1980/2005	300’-IC	Qatar	Ras Gas	4/2007	60-61

Mediterranean Jackup (1)

# Noble Carl Norberg	MLT Class 82-C	1976/1996	250’-IC	Croatia	CROSCO / INAgip	3/2006	48-50	Bareboat chartered for contract to operator. Three month extension from 3/2006 @ $56-57. Received contract with Amerada Hess for +/- 20 months in Equatorial Guinea @ $73-75 (mobilization to be paid by operator) commencing +/- 8/2006. (This contract previously assigned to the Noble Earl Frederickson.)

India Jackups (2)

# Noble Ed Holt	Levingston Class 111-C	1981/1994	300’-IC	India	ONGC	3/2006	48-49	Anticipate +/- 90 days of downtime in 4Q 2006 for survey and upgrades. Received LOI for three-year extension with ONGC @ $82-83 in direct continuation of current contract.

Noble Charlie Yester	MLT 116-C	1979	300’-IC	India	ONGC	12/2006	50-51	Anticipate +/- 14 days of downtime in 1Q 2006 for survey.

Far East Semisubmersibles (3)

Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986	10,000’	Dalian, China	Shipyard			Received a five-year contract with Petrobras @ $219-220, plus 15% bonus. Commencement of operations in Brazil is scheduled for 30 months after contract signing, estimated to be +/- 2Q 2008. Mobilization cost paid for by Petrobras, with the unit on a moving rate of $208-210 during mobilization (limited to 75 days). Total capital expenditures are estimated to be +/- $375 million.

Noble Danny Adkins (former Bingo 9000 - Rig 3)	Trosvik Bingo 9000	1999	12,000’	Dalian, China	Shipyard			LOI from Shell for four-year contract @ $404-406 following upgrade of baredeck hull to 12,000’ water depth capability. Upgrade expected to be 32 to 36 months from execution of shipyard construction contract. Total capital expenditures are estimated to be +/- $500 million, including the purchase price of the hull.

Bingo 9000 — Rig 4	Trosvik Bingo 9000	1999	10,000’ *****	Dalian, China	Shipyard			Baredeck hull.

Far East Jackups (2)

Noble Roger Lewis — Newbuild	F&G JU-2000E	2007	400’-IC	Dalian, China	Shipyard			Two-year contract with Shell @ $104-106 with five one-year options at mutually agreed rates. Contract to commence following construction of rig, which is expected to be completed in 3Q 2007.

						ANTICIPATED
						CONTRACT
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	DAYRATE ($000)	COMMENTS

Noble Hans Deul — Newbuild	F&G JU-2000E	2008	400’-IC	Dalian, China	Shipyard			Two-year contract with Shell @ $104-106 with five one-year options at mutually agreed rates. Contract to commence following construction of rig, which is expected to be completed in 1Q 2008.

(# ) Denotes change from previous report.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000’ utilizing aluminum alloy riser.

(***) Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300’ of water.

(*****) Baredeck hull constructed as capable to operate in 10,000’ of water.

(******) Units will be upgraded to the NC-5 mooring standards, which meet 100-year storm criteria.